UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 11, 2008 (February 6, 2008)
FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12117	75-1328153

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3322 West End Ave, Suite 1000 Nashville, Tennessee	37203

(Address of Principal Executive Offices)	(Zip Code)
(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On February 6, 2008, First Acceptance Corporation (the “Company”) entered into a waiver and amendment (the “Amendment”) to the Revolving Credit and Term Loan Agreement, dated as of January 12, 2006 (as amended from time to time, the “Credit Agreement”), by and among the Company, SunTrust Bank, as administrative agent and a lender, and First Bank, as a lender. The Amendment waived the Company’s non-compliance with certain financial covenants as of December 31, 2007, and amended certain financial covenants contained in the Credit Agreement.
     The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 2.02.	Results of Operations and Financial Condition.
     On February 8, 2008, the Company issued a press release announcing its results of operations for the second quarter ended December 31, 2007 of its fiscal year ending June 30, 2008. The text of the release is attached as Exhibit 99.2.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On February 6, 2008, the Company entered into the Amendment, the material terms of which are described in Item 1.01 above and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective February 8, 2008, the Board of Directors of the Company appointed Edward L. Pierce, who has served as the Company’s Executive Vice President and Chief Financial Officer since October 2006, to serve as President of the Company, and appointed Kevin P. Cohn, who has served as Chief Accounting Officer and Corporate Controller of the Company since October 2006, to serve as Senior Vice President and Chief Financial Officer of the Company. Stephen J. Harrison, who has served as Chief Executive Officer and President of the Company since April 2004, will continue to serve as Chief Executive Officer of the Company. Information with respect to Messrs. Harrison, Pierce and Cohn is set forth in “Item 1. Business” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 under the caption “Executive Officers of the Registrant,” and is incorporated herein by this reference. The Board of Directors appointed Keith E. Bornemann, who has served as Assistant Controller of the Company since January 2007, to serve as Corporate Controller. Mr. Cohn will continue to serve as the principal accounting officer of the Company.
     In connection with those appointments, the Company entered into amended and restated employment agreements with Stephen J. Harrison, Edward L. Pierce and Kevin P. Cohn. Pursuant to Mr. Harrison’s agreement, Mr. Harrison will continue to serve as Chief Executive Officer of the Company, will receive a base salary of $500,000 per year, and will be eligible to receive an annual bonus of up to 100% of his base salary. Mr. Harrison’s amended and restated employment agreement is attached as Exhibit 99.3 to this report and incorporated herein by this reference.
     Pursuant to Mr. Pierce’s agreement, Mr. Pierce will serve as President of the Company, will receive a base salary of $400,000 per year, and will be eligible to receive an annual bonus of up to 75% of his base salary. For the fiscal year ending June 30, 2008, Mr. Pierce’s annual bonus will be no less than $75,000. Mr. Pierce’s amended and restated employment agreement is attached as Exhibit 99.4 to this report and incorporated herein by this reference.

     Pursuant to Mr. Cohn’s agreement, Mr. Cohn will serve as Senior Vice President and Chief Financial Officer of the Company, will receive a base salary of $250,000 per year, and will be eligible to receive an annual bonus of up to 66.7% of his base salary. For the fiscal year ending June 30, 2008, Mr. Cohn’s annual bonus will be no less than $83,750. Mr. Cohn’s amended and restated employment agreement is attached as Exhibit 99.5 to this report and incorporated herein by this reference.
     On February 8, 2008, the Company also entered into an employment agreement with William R. Pentecost, the Company’s Vice President — IT Production Systems. Pursuant to Mr. Pentecost’s agreement, Mr. Pentecost will serve as Vice President — IT Production Systems of the Company, will receive a base salary of $207,500 per year, and will be eligible to receive an annual bonus of up to 30% of his base salary. Mr. Pentecost’s employment agreement is attached as Exhibit 99.6 to this report and incorporated herein by this reference.

Item 7.01.	Regulation FD Disclosure.
     On February 8, 2008, the Company issued a press release announcing its results of operations for the second quarter ended December 31, 2007 of its fiscal year ending June 30, 2008. The text of the release is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1
Waiver and Fifth Amendment to Revolving Credit and Term Loan Agreement, dated February 6, 2008, by and among First Acceptance Corporation, SunTrust Bank, as administrative agent and a lender, and First Bank, as a lender.

99.2	Press release dated February 8, 2008.

99.3	Amended and Restated Employment Agreement, made as of February 8, 2008, by and between First Acceptance Corporation and Stephen J. Harrison.

99.4	Amended and Restated Employment Agreement, made as of February 8, 2008, by and between First Acceptance Corporation and Edward Pierce.

99.5	Amended and Restated Employment Agreement, made as of February 8, 2008, by and between First Acceptance Corporation and Kevin P. Cohn.

99.6	Employment Agreement, made as of February 8, 2008, by and between First Acceptance Corporation and William R. Pentecost.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
Date: February 8, 2008	By:	/s/ Stephen J. Harrison
Stephen J. Harrison
Chief Executive Officer

INDEX TO EXHIBITS

99.1
Waiver and Fifth Amendment to Revolving Credit and Term Loan Agreement, dated February 6, 2008, by and among First Acceptance Corporation, SunTrust Bank, as administrative agent and a lender, and First Bank, as a lender.

99.2	Press release dated February 8, 2008.

99.3	Amended and Restated Employment Agreement, made as of February 8, 2008, by and between First Acceptance Corporation and Stephen J. Harrison.

99.4	Amended and Restated Employment Agreement, made as of February 8, 2008, by and between First Acceptance Corporation and Edward Pierce.

99.5	Amended and Restated Employment Agreement, made as of February 8, 2008, by and between First Acceptance Corporation and Kevin P. Cohn.

99.6	Employment Agreement, made as of February 8, 2008, by and between First Acceptance Corporation and William R. Pentecost.